Cost of Services (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Detailed Information About Cost Of Sales [Abstract]
Summary of Cost of Services

	2020	2021	2022
	RM	RM	RM	USD
Consultant fee	-	9,982,074	1,884,806	428,122
IT expenses	-	204,903	5,724,360	1,300,253
Secondment of staff expenses	402,250	-	-	-
Subscription fee	-	94,141	14,125	3,208
Others	13,929	18,933	32,598	7,404
Total	416,179	10,300,051	7,655,889	1,738,987